UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2010

IDLE MEDIA, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-156069	26-2818699
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 Centre Avenue
Lessport, PA	19533
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(484) 671-2241

_________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 17, 2010, the Board of Directors of the Registrant approved the dismissal of Webb & Company, P.A. as its certifying independent registered public accountants.  On such same date, the Registrant dismissed Webb & Company, P.A. as its independent registered public accountants.  None of the reports of Webb & Company, P.A. on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Webb & Company, P.A.'s report on our financial statements as of and for the years ended September 30, 2009 and 2008.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Webb & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Webb & Company, P.A.'s satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

On August 17, 2010, the Board of Directors of the Registrant approved the engagement of, and the Registrant did on such same date engage, Seale & Beers, CPAs, 50 S. Jones Blvd., Suite 202, Las Vegas, NV 89107, as its independent registered public accounting firm commencing July 27, 2010, for the fiscal year ended September 30, 2010.  During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with Seale & Beers, CPAs regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished Webb & Company, P.A. with a copy of the disclosures under this Item 4.01 and has requested that Webb & Company, P.A. provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from Webb & Company, P.A. is filed herewith.

ITEM 9.01 EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit
16	Letter from Webb & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDLE MEDIA, INC.
(Registrant)

By: /s/ Marcus Frasier, President & CEO

In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

Signature	Title	Date

/s/ Marcus Frasier	President, CEO and Director	August 17, 2010
Marcus Frasier

/s/ Marcus Frasier	Chief Financial Officer	August 17, 2010
Marcus Frasier

/s/ Marcus Frasier	Chief Accounting Officer	August 17, 2010
Marcus Frasier